GOVERNMENT GRANTS	12 Months Ended
Mar. 31, 2026
Disclosure of government grants [abstract]
GOVERNMENT GRANTS [Text Block]

20. GOVERNMENT GRANTS

The Company's subsidiary, Triera Biosciences Ltd. had been awarded a $1,100,000 Government of Canada contract to test multivalent aptamer technology for the rapid drug discovery of therapeutics or prophylactics of highly pathogenic avian influenza ("HPAI") A(H5N1). On April 23, 2025, the Company announced that it had completed the first phase of the contract by delivering a lead candidate countermeasure for A(H5N1) and had moved on to the testing phase of the project. The testing phase of the project concluded on March 23, 2026.

The Company entered into an agreement with Critical Minerals Innovation Fund ("CMIF") under which the Company was entitled to receive assistance and cost recoveries to a maximum of $500,000 for work on Albany Graphite purification and anode material development project.

The Company entered into an agreement with Natural Resources Canada's Energy Innovation Program ("NRCan") which supports Canadian clean energy technologies. The Company's researchers along with the University of Waterloo's Si-C lithium-ion battery anode material research team, will work together with a goal of producing full pouch cells which demonstrate the material's superior storage and performance characteristics. The project is for the period April 1, 2025 to March 31, 2029 with a total budget cost of approximately $2.1M, with approximately $1.55M being funded by NRCan.

Government grants received or receivable during the years ended March 31, 2026 and 2025 were as follows:

	2026	2025
	$	$
Government of Canada Contract (Phase 2)	156,522	-
Critical Minerals Innovation Fund	500,000	-
NRCan	208,483	-
Total government grants received or receivable	865,005	-